Oil For America

Post Office Box 1154
Dickinson, ND 58602
Phone: 701-483-5982
Fax: 701-483-5984
www.oilforamcrica.com

November 15, 2009

Dan Bauer
President and CEO
Western Standard Energy Corp.
2 Sheraton Street
London W1F 8BH
United Kingdom

Re: Assignment of Lodgepole Reef Prospect Leases and Rights in Stark County, North Dakota – Letter of Intent

Dear Dan,

We propose the following as the terms of the Letter of Intent:

1. On April 17, 2008, Western Standard Energy Corp. acquired leases from Oil For America, which leases included Lodgepole Reef Prospects on the Oil For America Rocheford 27-1 Lodgepole Reef Prospect. These leases are described in Exhibit A to this Letter of Intent.

2. On November 29, 2007, Western Standard Energy Corp. acquired leases from Coastal Petroleum Company which leases included Lodgepole Reef Prospects in Slope County, North Dakota. Those leases are described in Exhibit B to this Letter of Intent.

3. On September 25, 2007, Western Standard Energy Corp. entered a venture to acquire leases from Oil For America, LLC, under which agreement it acquired leases which

included two Lodgepole Reef Prospects. Those leases are described in Exhibit C to this Letter of Intent.

4. Oil For America Exploration, LLC wishes to acquire the leases described in Exhibit A and have an option to acquire the other leases described in Exhibit B and Exhibit C, from Western Standard Energy Corp., together with its rights and obligations under the agreements in the acquisition.

5. Within seven (7) business days Oil For America Exploration, LLC will wire $25,000 to Western Standard Energy Corp. In consideration for the transfer of the leases described in Exhibit A to Oil For America Exploration, LLC, and for the option to acquire the other leases described in Exhibit B and C and all rights and obligations under the agreements in their acquisition.

6. Western Standard Energy Corp will promptly assign the leases described in Exhibit A to Oil For America Exploration, LLC, subject only to: the landowners' royalties; a 3% overriding royalty reserved to Western Standard Energy Corp.; and to the terms of the agreements of acquisition by Western Standard Energy Corp.

7. Oil For America Exploration, LLC shall have the option for twenty (20) days to elect to purchase the leases described in Exhibit B and Exhibit C, including all rights and obligations under the agreements in their acquisition, for an additional $125,000. If Oil For America Exploration, LLC shall notify Western Standard Energy Corp. within the option period that it is electing to purchase the leases and rights, it shall within seven (7) days wire the funds to Western Standard Energy Corp., and Western Standard Energy Corp. will promptly assign the leases described in Exhibit B and Exhibit C, and rights to Oil For America Exploration, LLC, subject only to: the landowners' royalties; a 3% overriding royalty reserved to Western Standard Energy Corp. as to those leases in Exhibit C, but not to those leases in Exhibit B; and to the terms of the agreements of acquisition by Western Standard Energy Corp.

8. Oil For America Exploration, LLC will have no obligation to drill a well on any of the leases and may assign its rights.

If you agree with the terms of the Letter of Intent, please indicate your agreement by executing the statement below.

Sincerely,

Robert J. Angerer, Sr.

Robert J. Angerer, Sr.
Manager
Oil For America Exploration, LLC

Western Standard Energy agrees with the terms of Letter of Intent.

____
Dan Bauer, President and CEO
Western Standard Energy Corp.

Exhibit A

The following mineral leases within Stark County, North Dakota:

1. A three year oil and gas lease dated March 24, 2008, from Edwin J. Wanner and Patricia A. Wanner, husband and wife, to Oil For America, covering the W ½ NW ¼ and W ½ E ½ NW ¼ of Section 27 of Township 139 North, Range 95 West.
2. A three year oil and gas lease dated March 24, 2008, from Leo F. D'Schaak to Oil For America, covering the E ½ E ½ NW ¼ of Section 27 of Township 139 North, Range 95 West.
3. A three year oil and gas lease dated March 24, 2008, from Desiree Ziegler to Oil For America, covering the NW ¼ of Section 27 of Township 139 North, Range 95 West.
4. A three year oil and gas lease dated March 26, 2008, from Barbara Syverson and Alan Syverson, wife and husband, to Oil For America, covering the NW ¼ of Section 27 of Township 139 North, Range 95 West.
5. A three year oil and gas lease dated March 25, 2008, from Kirk T. Rocheford and Jamie L. Rocheford, Trustees of the Kirk T. Rocheford Revocable Trust, to Oil For America, covering the NW ¼ of Section 27 of Township 139 North, Range 95 West

Exhibit C

The following mineral leases within Stark County, North Dakota:

6. A three year oil and gas lease dated October 31, 2007 from John H. Wieglenda and Marsha Wieglenda, husband and wife, to Oil For America, covering the SE ¼ of Section 23 of Township 139 North, Range 94 West.
7. A three year oil and gas lease dated November 2, 2007 from Danny Thielen, aka Danny J. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
8. A three year oil and gas lease dated November 2, 2007 from Lloyd Thielen, aka Lloyd E. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
9. A three year oil and gas lease dated November 5, 2007 from Kenny Thielen, aka Kenneth M. Thielen, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
10. A three year oil and gas lease dated November 6, 2007 from Linda M. Sykora, to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.
11. A three year oil and gas lease dated November 2, 2007 from Dorothy Thielen Heidt to Oil For America, covering Lot 3, Lot 4 and S ½ NW ¼ of Section 5 of Township 138 North, Range 95 West.